SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       April 27, 1999



                         MDSI MOBILE DATA SOLUTIONS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Canada
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-28968                                         Not applicable
  ----------------------                        --------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)


 12071 Shellbridge Way
 Richmond, British Columbia, Canada                           V6X 2W8
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 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (604) 207-6000



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




                               Page 1 of 6 Pages
                           Exhibit Index is on Page 4



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Item 5.  Other Events.


     On April 27, 1999, the Company filed a Material Change Report with the Provincial Securities Commissions in Canada announcing that on April 27, 1999 the Company had chosen to sell its transportation business unit.


(c)       Exhibits.


20.1      Form 27 -- Material Change Report dated April 27, 1999





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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          MDSI MOBILE DATA SOLUTIONS INC..




  May 10, 1999                             By /s/ Verne D. Pecho
-----------------                            -----------------------------------
    Date                                     Verne D. Pecho,
                                             Vice-President, Finance and
                                               Administration.

Exhibit                                                         Sequentially
Number         Exhibit                                          Numbered Page
-------        -------                                          -------------

20.1           Form 27 -- Material Change Report dated                5
               April 27, 1999